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                                                                      Exhibit 24

                       BALTIMORE GAS AND ELECTRIC COMPANY

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Baltimore Gas and Electric Company (the "Company") hereby constitute and appoint E. Follin Smith as their true and lawful attorney and agent to do any and all acts and things and to execute, in their name any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the registration under said Act of not exceeding $250,000,000 of Preferred Securities of BGE Capital Trust II and related Junior Subordinated Debentures and Preferred Securities Guarantee of the Company (collectively, the "Securities"), maturing not more than forty-five years after the date as of which they are issued, all as authorized by Resolutions adopted by the Company of Baltimore Gas Electric Company effective even date herewith, including specifically, but without limiting the generality of the foregoing, power and authority to sign the names of the undersigned directors and officers in the capacities indicated below, to any registration statement to be filed with the Securities and Exchange Commission in respect of the Securities, to any and all amendments to any registration statement in respect to the Securities, or to any instruments or registration statement or amendments to such documents; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents or any of the, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed, or caused to be subscribed, these presents this 30th day of July 2003.

                                                 Signature

Principal Executive
 Officer and Director:                       /s/     Frank O. Heintz
                                            ------------------------
                                                   Frank O. Heintz
                                            President, Chief Executive Officer
                                                    and Director


Director:                                   /s/ Mayo A. Shattuck, III
                                            -------------------------
                                                 Mayo A. Shattuck, III